John Hancock Funds II

Supplement dated February 25, 2015 to the current Summary Prospectus

Fundamental All Cap Core Fund (the fund)

Effective March 1, 2015, Jonathan White has been named as a portfolio manager to the fund. Walter T. McCormick and Emory W. Sanders, Jr. will continue as portfolio managers of the fund.

Accordingly, the following supplements the portfolio manager information under the heading “Portfolio management”:

Jonathan White, CFA
Managing Director and Portfolio Manager

Managed the fund since 2015

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.